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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 26, 2002



                             Chart Industries, Inc.
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             (Exact name of registrant as specified in its charter)


      Delaware                 1-11442                   34-1712937
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(State or other              (Commission             (I.R.S. Employer
 jurisdiction of             File Number)           Identification No.)
 incorporation)


            5885 Landerbrook Drive, Suite 150, Cleveland, Ohio         44124
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               (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:         (440) 753-1490
                                                    ----------------------------


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)    Exhibits.

            99.1     Press Release, dated September 26, 2002.

Item 9.     Regulation FD Disclosure.

            Pursuant to Regulation FD, Chart Industries, Inc. is furnishing a press release it released on September 26, 2002. The press release is attached hereto as Exhibit 99.1.

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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CHART INDUSTRIES, INC.



Date: September 26, 2002                            By: /s/ Michael F. Biehl
                                                        ------------------------
                                                        Michael F. Biehl
                                                        Chief Financial Officer
                                                        and Treasurer

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                       EXHIBIT INDEX

       Exhibit                 Description of Exhibit

       99.1           Press Release, dated September 26, 2002.